PLAN AND AGREEMENT OF MERGER

                                      AMONG

                             KEY ENERGY GROUP, INC.

                             WELLTECH EASTERN, INC.

                                HUNT OIL COMPANY

                                       AND

                           BROOKS WELL SERVICING, INC.







                          Dated as of November 22, 1996

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                          PLAN AND AGREEMENT OF MERGER

         THIS PLAN AND AGREEMENT OF MERGER (this "Agreement") is entered into as of November 22, 1996 among Key Energy Group, Inc., a Maryland corporation ("Key"), WellTech Eastern, Inc., a Delaware corporation and a wholly-owned subsidiary of Key ("WellTech" or the "Surviving Corporation"), Brooks Well
Servicing, Inc., a Texas corporation ("Brooks"), and Hunt Oil Company, a Delaware corporation and the sole shareholder of Brooks (the "Shareholder").
WellTech and Brooks are sometimes collectively referred to herein as the "Merging Corporations."


                                       WITNESSETH                            :

         WHEREAS, Key is a corporation duly organized and validly existing under the laws of the State of Maryland, with its principal executive offices at Two Tower Center, Tenth Floor, East Brunswick, New Jersey 08816; and

         WHEREAS, the capitalization of Key consists of 25,000,000 shares of common stock, par value $.10 per share ("Key Common Stock"), of which as of the date hereof, 10,549,582 shares are issued and outstanding, 913,334 shares are reserved for issuance pursuant to stock options, 825,000 shares are reserved for issuance pursuant to outstanding warrants, and 5,333,333 shares are reserved for issuance upon conversion of Key's $52,000,000 7% Convertible Subordinated Debentures due 2003 (the "Convertible Debentures"); and

         WHEREAS, WellTech is a corporation duly organized and validly existing under the laws of the State of Delaware, with its principal executive offices at Two Tower Center, Tenth Floor, East Brunswick, New Jersey 08816; and

         WHEREAS, Key owns 100 shares of common stock, par value $.01 per share, of WellTech (the "WellTech Common Stock"), which constitutes all of the issued and outstanding shares of capital stock of WellTech; and

         WHEREAS, Brooks is a corporation duly organized and validly existing under the laws of the State of Texas, with its principal executive offices at 2406 Highway 135 North, Kilgore, Texas 75662; and

         WHEREAS, the authorized capital stock of Brooks consists of 1,002 shares of common stock, par value $1.00 per share (the "Brooks Common Stock"), of which on the date hereof 167 shares are issued and outstanding, and 835 shares are held in treasury (the "Brooks Treasury Shares"); and

         WHEREAS, the Shareholder is a corporation duly organized and validly existing under the laws of the State of Delaware, with its principal executive offices at 1445 Ross Avenue, Dallas, Texas 75202; and

         WHEREAS, the Shareholder owns all 167 issued and outstanding shares of Brooks Common
Stock; and


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         WHEREAS,  (i) the board of directors of Key,  (ii) Key (in its capacity as WellTech's sole shareholder) and the board of directors of WellTech and (iii) the Shareholder (in its capacity as the sole shareholder of Brooks) and the board of directors of Brooks desire to merge Brooks with and into WellTech in
accordance  with  the  provisions  of  Section  252  of  the  Delaware   General
Corporation Law (the "DGCL") and Article 5.01 of the Texas Business Corporation Act (the "TBCA") pursuant to the terms and provisions of this Agreement, and have approved such merger (the "Merger") and the other terms and provisions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and to prescribe the terms and conditions of the Merger contemplated hereby, the mode of carrying the same into effect, the manner and basis of converting the presently outstanding shares of Brooks Common Stock into the right to receive the Merger Consideration described in Section 1.11 hereof, and such other details and provisions as are deemed necessary or proper, the parties hereto hereby agree as follows:


                                    ARTICLE 1

                                   THE MERGER

         1.1. Surviving Corporation. Brooks shall be, upon the Effective Date (defined below), merged with and into WellTech, with WellTech being the surviving corporation (the "Surviving Corporation"), which shall continue its corporate existence and remain a Delaware corporation governed by and subject to the laws of that State.

         1.2. Effective Date. The Merger shall become effective upon the last to occur of (i) the filing of the Certificate of Merger with the Secretary of State of Delaware following its execution in accordance with Sections 252 and 103 of the DGCL and (ii) the filing of the Articles of Merger with the Secretary of State of Texas following its execution in accordance with Article 5.04 of the TBCA. The Merger, subject to the satisfaction of all of the terms and conditions of this Agreement, shall take place on December 3, 1996, or as soon as practicable thereafter. The date upon which the Merger becomes effective is referred to in this Agreement as the "Effective Date."

         1.3. Name and Continued Corporate Existence of Surviving Corporation. On the Effective Date, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of WellTech shall continue unaffected and unimpaired by the Merger, and the corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of Brooks shall be wholly merged into WellTech and WellTech shall be fully vested therewith. Accordingly, on the Effective Date, the separate existence of Brooks, except insofar as continued by statute, shall cease.

         1.4.   Governing  Law  and  Articles  of   Incorporation  of  Surviving
Corporation. The laws of Delaware shall continue to govern the Surviving Corporation. On and after the Effective Date, the Certificate of Incorporation of WellTech shall be the Certificate of Incorporation of the Surviving Corporation until further amended in the manner provided by law.


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         1.5. Bylaws of Surviving Corporation. On the Effective Date, the Bylaws
of WellTech shall be the Bylaws of the Surviving Corporation until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Certificate of Incorporation of WellTech, and the Bylaws of WellTech.

         1.6. Directors of Surviving Corporation. The incumbent directors of WellTech immediately before the Effective Date shall continue to constitute the board of directors of the Surviving Corporation from and after the Effective Date, and such persons shall remain directors of the Surviving Corporation until their successors are duly elected and qualify in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation.

         1.7. Officers of Surviving Corporation. The incumbent officers of WellTech immediately before the Effective Date shall continue to hold their respective offices of the Surviving Corporation from and after the Effective Date and until their successors are duly elected and qualify in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation.

     1.8. Vacancies. If on or after the Effective Date, a vacancy shall for any reason exist in the board of directors or in any of the offices of the Surviving Corporation, such vacancy shall be filled in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation.

     1.9. Capital Stock of Surviving Corporation. The authorized number of shares of capital stock of the Surviving Corporation, and the par value, designations, preferences, rights, limitations thereof, and the express terms, shall be as set forth in the Certificate of Incorporation of the Surviving Corporation.

         1.10. Distributions. Before the Effective Date, the Shareholder shall cause Brooks to apply or distribute all of its cash and cash equivalents held as of the Allocation Date (as defined in Section 7.3) as follows: (i) first, to the payment and discharge of the leases described in Schedule 1.10, (ii) second, to the payment of any intercompany accounts or indebtedness owed by Brooks to the Shareholder, and (iii) third, to the payment of a dividend to the Shareholder. The amount of any intercompany accounts or indebtedness owed by Brooks to the Shareholder not discharged pursuant to clause (ii) above (the "Excess Account") shall be deemed paid and discharged in consideration of the amounts, if any, to be received by the Shareholder pursuant to Section 7.3. In addition, before the Effective Date, the Shareholder shall cause Brooks to declare a dividend payable to the Shareholder (as the record holder of the Brooks Shares before the Effective Date) in an amount equal to the Excess Receivables (as defined in
Section 7.3) remaining, if any, after the discharge of the Excess Account pursuant to clause (ii) of this Section 1.10 and Section 7.3.


         1.11.    Conversion of Securities Upon Merger.

     1.11.1. Conversion of Brooks Common Stock. On the Effective Date, the 167 issued and outstanding shares of Brooks Common Stock, all of which are held by the Shareholder (the "Brooks Shares"), without any action on the part of the Shareholder, shall automatically

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become and be converted into the right to receive from Key 1,000,000 shares of Key Common Stock, or such greater or lesser number of shares of Key Common Stock determined as provided in Section 1.11.2 (the "Merger Consideration"). The Brooks Treasury Shares shall be canceled.


1.11.2.
                           1.11.2.1. Key Common Stock Closing Price Adjustments.
                  If the average closing price of the Key Common Stock on the American Stock Exchange for the 10 trading days immediately preceding the day before the Effective Date (the "Average Closing Price") is less than $8.00, then the number of shares of Key Common Stock to be issued in the Merger will be adjusted to equal an amount determined by taking the product of 100,000 shares multiplied times the percentage by which the Average Closing Price is less than $8.00 but greater than or equal to $6.00, and adding such product to 1,000,000 shares. If the Average Closing Price is greater than $10.00, then the number of shares of Key Common Stock to be issued in the Merger will be adjusted to equal an amount determined by taking the product of 100,000 shares multiplied times the percentage by which the Average Closing Price is greater than $10.00 but less than or equal to $12.00, and subtracting such product from 1,000,000 shares. In any event, however, the maximum adjustment to the purchase price shall not be greater than 100,000 shares. A list showing the range of possible adjustments is attached as Schedule 1.11.2.1.

                           1.11.2.2. Adjustments for Environmental Liabilities. If as a result of the environmental assessments conducted by Brooks pursuant to Section 5.2.7 Key reasonably determines that restoration activities on any real property owned by Brooks is required, then Brooks may, at its option, either conduct appropriate restoration activities on such property at its own expense or remove such property from those being acquired by Key in the Merger. If any real property is removed from the properties that otherwise would be acquired by Key in the Merger, then the Merger Consideration will be adjusted by an amount of Key Shares with a fair market value, based on the Average Closing Price, as is equal to the fair market value of such property, with such fair market value to be determined by an independent appraiser mutually satisfactory to the Shareholder and Key. The fees and expenses of such appraiser shall be borne by the Shareholder.

     1.11.2.3. No Fractional Shares. If any adjustment to the number of Key Shares issuable pursuant to this Section 1.11.2. results in a fractional share, then the number of Key Shares issuable as the Merger Consideration shall be rounded up to the next whole share.

     1.12. Surrender of Brooks Certificates. On the Effective Date, the Shareholder will surrender all the certificates representing the Brooks Shares (the "Brooks Certificates"). On the

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Effective  Date, Key will cancel the Brooks  Certificates,  and the  Shareholder will receive the Merger Consideration.

     1.13. Brooks' Transfer Books Closed. Upon the Effective Date, the stock transfer books of Brooks shall be closed, and no transfer of any shares of capital stock of Brooks shall thereafter be made or consummated.

         1.14. Assets and Liabilities of Merging Corporations Become Those of Surviving Corporation. On the Effective Date, all rights, privileges, powers, and franchises of each of the Merging Corporations, and all property, real, personal, and mixed, and all debts due on whatever account, as well as stock subscriptions and all other things in action of or belonging to either of the Merging Corporations, shall be taken by and deemed to be transferred to and shall be vested in the Surviving Corporation without further act or deed, and all such rights, privileges, powers, and franchises, property, debts, or things in action, and all and every other interest of each of the Merging Corporations shall be thereafter as effectively the property of the Surviving Corporation as they were of the respective Merging Corporations, and the title to any real property, whether vested by deed or otherwise, in either of the Merging Corporations, shall not revert or be in any way impaired by reason of the Merger; provided however, that all rights of creditors and all liens upon any properties of each of the Merging Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Merging Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against and by it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. Any action or proceeding pending by or against either of the Merging Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in place of either of the Merging Corporations.

         1.15.  Federal Income Tax Treatment.  The Merger is intended to qualify as a tax-free reorganization described in ss.368(a)(1)(a) by virtue of ss. 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code"). The parties hereto acknowledge that this Agreement constitutes a "plan of reorganization" among the Shareholder, Brooks, Key and WellTech within the meaning of Treas.Reg. ss. 1.368-2(g).


                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES
                          OF THE SHAREHOLDER AND BROOKS

         2.1. Representations and Warranties of the Shareholder and Brooks. The Shareholder and Brooks each represent and warrant to Key and WellTech as follows:

                  2.1.1. Organization and Good Standing. Each of the Shareholder and Brooks is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a

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         foreign  corporation  authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a material adverse effect on the respective businesses or operations of the Shareholder or Brooks.

                  2.1.2. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement has been authorized by the board of directors of Brooks and by the Shareholder in its capacity as the sole shareholder of Brooks, and has been authorized by the board of directors of the Shareholder in its individual capacity. The consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Brooks and the Shareholder, and this Agreement is a valid and binding obligation of Brooks and the Shareholder enforceable against Brooks and the Shareholder in accordance with its terms. The execution, delivery and performance of this Agreement and the consummation of the Merger contemplated by this Agreement will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the Certificate or Articles of Incorporation, as applicable, or Bylaws of Brooks or the Shareholder, or (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Brooks or the Shareholder is a party or by which Brooks or the Shareholder or their respective properties are bound, which in the case of either (i) or
         (ii), would have a material adverse effect on the business or operations of the Shareholder or Brooks.

                  2.1.3. Capitalization. The authorized capitalization of Brooks consists of 1,002 shares of Brooks Common Stock, of which, as of the date hereof 167 shares were issued and outstanding and held beneficially and of record by the Shareholder and 835 of which are Brooks Treasury Shares. On the date hereof, Brooks does not have any outstanding options, warrants, calls or commitments of any character relating to any of its authorized but unissued shares of capital stock. All issued and outstanding shares of Brooks Common Stock are validly issued, fully paid and non-assessable and are not subject to preemptive rights. None of the outstanding shares of Brooks Common Stock is subject to any voting trust, voting agreement or other agreement or understanding with respect to the voting thereof, nor is any proxy in existence with respect thereto.

                  2.1.4. Ownership of Brooks Shares. The Shareholder holds good and valid title to all of the Brooks Shares, free and clear of all Encumbrances. The term "Encumbrances" means all liens, security interests, pledges, mortgages, deeds of trust, claims, rights of first refusal, options, charges, restrictions or conditions to transfer or assignment, liabilities, obligations, privileges, equities, easements, rights-of-way, limitations, reservations, restrictions and other encumbrances of any kind or nature. There are no claims pending or, to the Shareholder's knowledge, threatened, against Brooks or the Shareholder that concern or affect title to the Brooks Shares, or that seek to compel the issuance of capital stock or other securities of Brooks.


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                  2.1.5. No Subsidiaries. There is no corporation,  partnership, joint venture, business trust or other legal entity in which Brooks, either directly or indirectly through one or more intermediaries, owns or holds beneficial or record ownership of at least a majority of the outstanding voting securities.

                  2.1.6. Financial Statements. Brooks has delivered to Key and WellTech its unaudited balance sheet and related statements of income, retained earnings and cash flows as of and for Brooks' fiscal year ended December 31, 1995, and also has delivered to Key and WellTech copies of its unaudited balance sheet (the "Unaudited Balance Sheet") and related statements of income, retained earnings and cash flows as of and for the nine months ended September 30, 1996. Such financial statements are complete in all material respects (except for the omission of notes and schedules), present fairly the financial condition of Brooks as at the dates indicated, and the results of operations for the respective periods indicated, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as noted therein and subject, in the case of interim financial statements, to normal year-end adjustments and other adjustments described therein; in addition, such financial statements as of and for the nine months ended September 30, 1996, though unaudited, include all adjustments which Brooks considers necessary for a fair presentation, in all material respects, of its results for that period.

                  2.1.7. Liabilities. Except as disclosed on Schedule 2.1.7, Brooks does not have any liabilities or obligations, either accrued, absolute or contingent, nor does the Shareholder have any knowledge of any potential liabilities or obligations, which would be required to be reflected on the Unaudited Balance Sheet prepared under generally accepted accounting principles and that would materially adversely affect the value and conduct of the business of Brooks, other than those (i) reflected or reserved against in the Unaudited Balance Sheet or (ii) incurred in the ordinary course of business since September 30, 1996.

                  2.1.8. Additional Information. Attached as Schedule 2.1.8 hereto are true, complete and correct lists, as of October 28, 1996, of the following items:

     2.1.8.1. Real Estate. All real property and structures thereon owned, leased or subject to a contract of purchase and sale, or lease commitment, by Brooks, with a description of the nature and amount of any Encumbrances thereon.

     2.1.8.2. Machinery and Equipment. All rigs, carriers, rig equipment, machinery, transportation equipment, tools, equipment, furnishings, and fixtures owned, leased or subject to a contract of purchase and sale, or lease commitment, by Brooks, with a description of the nature and amount of any Encumbrances thereon;

     2.1.8.3. Inventory. All inventory items or groups of inventory items owned by Brooks that are valued on the Unaudited Balance Sheet, together with the amount of any Encumbrances thereon;

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                           2.1.8.4.  Insurance.  All insurance policies or bonds
                  currently maintained by Brooks, including title insurance policies, with respect to Brooks, including those covering Brooks's properties, rigs, machinery, equipment, fixtures, employees and operations, as well as a listing of any premiums, audit adjustments or retroactive adjustments due or pending on such policies or any predecessor policies;

                           2.1.8.5. Contracts. All well service contracts (limited to contracts pursuant to which services currently are being provided by Brooks and any "master agreements" to which they relate), and all other contracts to which Brooks is a party, including leases under which Brooks is lessor or lessee, which are to be performed in whole or in part after the date hereof;

                           2.1.8.6. Employee Compensation Plans. All bonus, incentive compensation, deferred compensation, profit-sharing, retirement, pension, welfare, group insurance, death benefit, or other fringe benefit plans, arrangements or trust agreements of Brooks, together with copies of the most recent reports with respect to such plans, arrangements, or trust agreements filed with any governmental agency, and all Internal Revenue Service determination letters that have been received with respect to such plans;

     2.1.8.7. Certain Salaries. The names and salary rates of all present employees of Brooks who have salaries in excess of $50,000, and, to the extent existing on the date of this Agreement, all arrangements with respect to any bonuses to be paid to them from and after the date of this Agreement;

     2.1.8.8. Bank Accounts. The name of each bank in which Brooks has an account, the account numbers of each account and the names of all persons authorized to draw thereon;

     2.1.8.9.  Employee  Agreements.  Any  collective
bargaining agreements of Brooks with any labor union or other representative of employees, including amendments, supplements, and written or oral understandings, and all employment and consulting and severance agreements of Brooks;

    2.1.8.10. Intellectual Property. All patents, trademarks, copyrights and other intellectual property rights owned, licensed, or used by Brooks;

    2.1.8.11.
Trade Names. All trade names, assumed names and fictitious names used or held by Brooks, whether and where such names are registered and where used;

    2.1.8.12.
Promissory Notes. All long-term and short-term promissory notes, installment contracts, loan agreements, credit agreements, and any other agreements of Brooks relating thereto or with respect to collateral securing the same;

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     2.1.8.13.  Guaranties.  All  indebtedness,  liabilities  and commitments of others as to which Brooks is a guarantor, endorser, co-maker, surety, or accommodation maker, or is contingently liable therefor and all letters of credit, whether stand-by or documentary, issued by any third party;

     2.1.8.14.  Leases. All leases to which Brooks is a party; and

                           2.1.8.15. Environment. All environmental permits, approvals, certifications, licenses, registrations, orders and decrees applicable to current operations conducted by Brooks and all environmental audits, assessments, investigations and reviews conducted by Brooks within the last five years on any property owned or used by Brooks.

                  2.1.9. No Defaults. Except as is specified in Schedule 2.1.8 (as such Schedule has been limited pursuant to Section 2.1.8.5), Brooks is not a party to, or bound by, any contract or arrangement of any kind to be performed after the Effective Date, nor is Brooks in default in any material respect in any obligation or covenant on its part to be performed under any obligation, lease, contract, order, plan or other arrangement.

     2.1.10.  Absence  of Certain  Changes  and  Events.  Except as set forth in
Schedule 2.1.10, other than as a result of the transactions contemplated by this Agreement, since September 30, 1996, there has not been:

     2.1.10.1. Financial Change. Any material adverse change in the financial condition, backlog, operations, assets, liabilities or business of Brooks;

     2.1.10.2. Property Damage. Any material damage, destruction, or loss to the business or properties of Brooks (whether or not covered by insurance);

     2.1.10.3. Dividends. Any declaration, setting aside, or payment of any dividend or other distribution in respect of the Brooks Common Stock;

     2.1.10.4. Capitalization Change. Any change in the capital stock or in the number of shares or classes of Brooks's authorized or outstanding capital stock as described in Section 2.1.3 hereof;

     2.1.10.5. Labor Disputes. Any labor dispute; or

     2.1.10.6. Other Material Changes. Any other event or condition known to Brooks or the Shareholder particularly pertaining to and adversely affecting the operations, assets or business of Brooks which would constitute a material adverse change, as such term is defined in Section 4.1.6.

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                  2.1.11.  Taxes.

                           2.1.11.1. Tax Returns. Except as provided on Schedule
                  2.1.11, all federal, state and local income, value added, sales, use, franchise, gross revenue, turnover, excise, payroll, property, employment, customs, duties and any and all other tax returns, reports, and estimates required to be filed on or before the Effective Date have been filed with appropriate governmental agencies, domestic and foreign, by Brooks for each period for which any such returns, reports, or estimates were due (taking into account any extensions of time to file before the date hereof) or extensions to the filing of such returns have been timely requested by Brooks to the filing thereof and all taxes shown by such returns to be payable have been paid other than those being contested in good faith by Brooks, except for tax return filings or tax payments the failure to file or pay, as the case may be, do not have a material adverse effect on Brooks.

                           2.1.11.2. Statutes of Limitation.  Except as provided
                  on Schedule 2.1.11, no waiver of any statute of limitations executed by Brooks with respect to any income or other tax is in effect for any period or extensions to the filing of such returns have been timely requested by Brooks to the filing thereof.

     2.1.11.3. Audits. Except as provided on Schedule 2.1.11, the income tax returns of Brooks are not being examined by the Internal Revenue Service or the taxing authorities of any other jurisdiction and no proposed assessments of tax are pending.

     2.1.11.4. Tax Liens. There are no tax liens on any assets of Brooks except for taxes not yet currently due.

     2.1.11.5. Tax-Sharing Agreements. Except as provided on Schedule 2.1.11, Brooks does not owe any amount under any tax-sharing or allocation agreement.

                           2.1.11.6. Distributions. Except for regular normal dividends and as provided in Section 1.10 and Section 7.3, Brooks has not made any payments to dissenters or payments to the Shareholder other than for expenses or repayment of liability in the ordinary course of business, or other redemptions or distributions to the Shareholder other than in the ordinary course of business within the 12 months before the Effective Date.


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



                  representation, the Brooks Shares exchanged for cash or other property, surrendered by dissenters or exchanged for cash in lieu of fractional shares of Key Common Stock will be treated as outstanding shares of Brooks on the date of the Merger. Moreover, shares of Brooks and Key Common Stock held by the Shareholder and otherwise sold, redeemed or disposed of before or after the Merger will be considered in making this representation.

     2.1.11.8. Liabilities. The liabilities of Brooks assumed by WellTech and the liabilities to which the transferred assets of Brooks are subject were incurred by Brooks in the ordinary course of business.

          2.1.11.9. Expenses. Except as provided in Section 7.3, Brooks and the Shareholder will pay their respective expenses, if any, incurred in connection with the Merger.

          2.1.11.10. Bankruptcy. Brooks is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code.

               2.1.11.11. Investment Companies. Brooks is not an investment company as defined in Section 368(a)(2)(F)(iii) and (iv) of the Internal Revenue Code.
               2.1.12. Intellectual Property. Brooks owns or possesses licenses to use all patents, patent applications, trademarks and service marks (including registrations and applications therefor), trade names, copyrights and written know-how, trade secrets and all other similar proprietary data and the goodwill associated therewith (collectively, the "Intellectual Property") that are either material to the business of Brooks or that are necessary for the rendering of any services rendered by Brooks and the use or sale of any equipment or products used or sold by Brooks, including all such Intellectual Property listed in Schedule 2.1.8. The Intellectual Property is owned or licensed by Brooks free and clear of any Encumbrance. Brooks has not granted to any other person any license to use any Intellectual Property. Brooks has not received any notice of infringement, misappropriation, or conflict with the intellectual property rights of others in connection with the use by Brooks of the Intellectual Property or otherwise in connection with Brooks' operation of its business.

                  2.1.13. Title to and Condition of Assets. Brooks has good, indefeasible and marketable title to all its properties, interests in properties and assets, real and personal, reflected in the Unaudited Balance Sheet or in Schedule 2.1.8, free and clear of any Encumbrance of any nature whatsoever, except (i) Encumbrances reflected in the Unaudited Balance Sheet or in Schedule 2.1.8, (ii) liens for current taxes not yet due and payable, and (iii) such imperfections of title, easements and Encumbrances, if any, as are not substantial in character, amount, or extent and do not and will not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby, or otherwise materially impair Brooks' business operations. All leases pursuant to which Brooks leases (whether as lessee or lessor) any substantial amount of real or personal property are in good

::ODMA\PCDOCS\DOCS\97107\2
                                                        11
         standing, valid, and effective, and there is not, under any such leases, any existing default or event of default or event which with notice or lapse of time, or both, would constitute a default by Brooks. The buildings and premises of Brooks that are used in its business are in good operating condition and repair, subject only to ordinary wear and tear. Except as otherwise provided on Schedule 2.1.8, all rigs, rig equipment, machinery, transportation equipment, tools and other major items of equipment of Brooks are in a state of good operating condition and repair, ordinary wear and tear excepted, and are free from any known defects except as may be repaired by routine maintenance and such minor defects as to not substantially interfere with the continued use thereof in the conduct of Brooks' normal operations. All such assets conform, in all material respects, to all applicable laws governing their use. No notice of any violation of any law, statute, ordinance, or regulation relating to any such assets has been received by Brooks or the Shareholder, except such as have been fully complied with.

                  2.1.14. Contracts. All material contracts, leases, plans or other arrangements to which Brooks is a party, by which it is bound or to which it or its assets are subject are in full force and effect, and constitute valid and binding obligations of Brooks. Brooks is not, and no other party to any such contract, lease, plan or other arrangement is, in material default thereunder, and no event has occurred which (with or without notice, lapse of time, or the happening of any other event) would constitute a material default thereunder.

                  2.1.15. Licenses and Permits. Brooks possesses all permits, authorizations, certificates, approvals, registrations, variances, waivers, exemptions, rights-of-way, franchises, ordinances, licenses and other rights of every kind and character (collectively, the "Permits") necessary under law or otherwise for Brooks to conduct its business as now being conducted and to own, operate, maintain and use its assets in the manner in which they are now being operated, maintained and used. Each of such Permits and Brooks' rights with respect thereto is valid and subsisting, in full force and effect, and enforceable by Brooks subject to administrative powers of regulatory agencies having jurisdiction. Brooks is in compliance in all material respects with the terms of such Permits. None of such Permits have been, or to the knowledge of Brooks or the Shareholder, are threatened to be, revoked, canceled, suspended or modified.

                  2.1.16. Litigation. Except as set forth on Schedule 2.1.16, there is no suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation pending to which Brooks is a party or, to the knowledge of the Shareholder, might become a party or which particularly affects Brooks, nor is any change in the zoning or building ordinances directly affecting the real property or leasehold interests of Brooks pending or, to the knowledge of Brooks or the Shareholder, threatened.

               2.1.17.  Environmental Compliance. The provisions of this Section
          2.1.17 shall not be applicable to any environmental condition or issue which is shown on Schedule 2.1.17.1. Notwithstanding anything contained herein to the contrary, this Section 2.1.17 contains the
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                                                        12
               exclusive representations and warranties of the Shareholder and Brooks regarding environmental matters.
                           2.1.17.1. Environmental Conditions. There are no environmental conditions or circumstances, including, without limitation, the presence or release of any hazardous substance, on any property presently or previously owned by Brooks, or on any property to which hazardous substances or waste generated by Brooks' operations or use of its assets were disposed of, which would result in a material adverse change in the business or business prospects of Brooks;

                           2.1.17.2. Permits, etc. Brooks has in full force and effect all environmental permits, licenses, approvals and other authorizations required to conduct its operations, other than those that are not material to the business or operations of Brooks, and is operating in compliance thereunder;

               2.1.17.3. Compliance. Brooks's operations and use of its assets do not, in any material respect, violate any applicable federal, state or local law, statute, ordinance, rule, regulation, order or notice requirement pertaining to (a) the condition or protection of air, groundwater, surface water, soil, or other environmental media, (b) the environment, including natural resources or any activity which affects the environment, or (c) the regulation of any pollutants, contaminants, waste or substances (whether or not hazardous or toxic), including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 1609 et seq.), the Clean Water Act (33 U.S.C. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (17 U.S.C. ss. 2601 et seq.), the Federal Insecticide Fungicide and Rodenticide Act (7 U.S.C. ss. 136 et seq.), the Safe Drinking Water Act (42 U.S.C. ss. 201 and ss. 300f et seq.), the Rivers and Harbors Act (33 U.S.C. ss. 401 et seq.), the Oil Pollution Act (33 U.S.C. ss. 2701 et seq.) and analogous federal, interstate, state and local requirements,  as  any of the  foregoing  may  have  been  amended  or supplemented from time to time (collectively the "Applicable Environmental Laws");

                           2.1.17.4. Past Compliance.  None of the operations or
                  assets of Brooks has ever been conducted or used in such a manner as to constitute a violation of any of the Applicable Environmental Laws, other than violations which have been remedied or cured and which will not in the aggregate have a material adverse effect on the future business or operations of Brooks;

                           2.1.17.5. Environmental Claims. Except as set forth on Schedule 2.1.17.5, during the five year period ended on the date hereof, no notice has been served on Brooks or the Shareholder from any entity, governmental agency or individual regarding any existing, pending or threatened investigation, inquiry, enforcement action or litigation related to alleged violations under any Applicable Environmental

::ODMA\PCDOCS\DOCS\97107\2
                                                        13

                  Laws,  or  regarding  any  claims  for  remedial  obligations,
                  response   costs  or   contribution   under   any   Applicable
                  Environmental Laws;

               2.1.17.6. Renewals. The Shareholder and Brooks know of no reason WellTech would not be able to renew any of the permits, licenses, or other authorizations required pursuant to any of the Applicable Environmental Laws to operate and use any of Brooks' assets for their current purposes and uses; and
                           2.1.17.7. Asbestos and PCBs. No material amounts of friable asbestos currently exist on any property owned or operated by Brooks, nor do polychlorinated biphenyls exist in concentrations of 50 parts per million or more in electrical equipment owned or being used by Brooks in its operations or on its properties.

                  2.1.18. Compliance with Other Laws. Except as provided in Sections 2.1.17 and 2.1.19, Brooks is not in violation of or in default with respect to, or in alleged violation of or alleged default with respect to, the Occupational Safety and Health Act (29 U.S.C. ss.ss.651 et seq.) as amended, or any other applicable law or any applicable rule, regulation, or any writ or decree of any court or any governmental commission, board, bureau, agency, or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which would have a material adverse effect upon its financial condition, properties or business.

                  2.1.19.  No ERISA Plans or Labor Issues.

                           2.1.19.1. Exclusive Representation. The provisions of
                  this Section 2.1.19 shall not be applicable to any issue relating to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which is shown on
                  Schedule 2.1.19. Notwithstanding anything contained herein to the contrary, this Section 2.1.19 contains the exclusive representations and warranties of the Shareholder and Brooks regarding ERISA matters.

                           2.1.19.2. Status of ERISA Plans and Labor Relations. Except as set forth on Schedule 2.1.16, Brooks does not currently sponsor, maintain or contribute to and has not at any time sponsored, maintained or contributed to any employee benefit plan which is or was subject to any provisions of ERISA. Brooks has not engaged in any unfair labor practices which could reasonably be expected to result in a material adverse effect on its operations or assets. Except as set forth on Schedule 2.1.16, Brooks does not have any dispute with any of its existing or former employees. There are no labor disputes or, to the knowledge of Brooks or the Shareholder, any disputes threatened by current or former employees of Brooks.

     2.1.20. Investigations; Litigation. Except as set forth on Schedule 2.1.20, no investigation or review by any governmental entity with respect to Brooks or any of the transactions contemplated by this Agreement is pending or, to the best of Brooks' or the Shareholder's knowledge, threatened, nor has any governmental entity indicated to Brooks
::ODMA\PCDOCS\DOCS\97107\2
                                                        14
         or the Shareholder an intention to conduct the same, and there is no action, suit or proceeding pending or, to the best of Brooks or the Shareholder's knowledge, threatened against or affecting Brooks at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, that either individually or in the aggregate, does or is likely to result in any material adverse change in the financial condition, properties or business of Brooks.

                  2.1.21. Absence of Certain Business Practices.  Neither Brooks
         nor any officer, employee or agent of Brooks, nor any other person acting on its behalf (including the Shareholder or any officer, employee or agent of the Shareholder), has, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any customer, supplier, government employee or other person who is or may be in a position to help or hinder the business of Brooks (or to assist Brooks in connection with any actual or proposed transaction) which might subject Brooks to any material damage or penalty in any civil, criminal or governmental litigation or proceeding.

                  2.1.22. Consents and Approvals. Other than the filing of Articles of Merger with the Secretary of State of the State of Texas, no consent, approval or authorization of, or filing or registration with, any governmental or regulatory authority, or any other person or entity is required to be made or obtained by Brooks or the Shareholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

                  2.1.23. Finder's Fee. The Shareholder has engaged Howard, Weil, Labouisse, Friedrichs Incorporated ("Howard Weil") as its financial advisor in connection with the sale of Brooks. The fees and expenses payable to Howard Weil will be paid by the Shareholder and not out of the assets of Brooks. Other than engaging Howard Weil as its financial advisor, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Brooks and the Shareholder and their counsel directly with Key and WellTech and their counsel, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or any similar payment.

     2.2. Investment Representations of the Shareholder. The Shareholder acknowledges, represents and agrees that:
                  2.2.1. Shareholder Investment Suitability and Related Matters.
         (i) Key has made available to the Shareholder the information and documents described in Section 3.1.4., (ii) the Shareholder is aware of the risks associated with ownership of Key Common Stock, and (iii) the Shareholder is capable of bearing the financial risks associated with such ownership.

     2.2.2. Key Shares Not Registered. The issuance of the Key Shares has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or registered or qualified under any applicable state securities laws;

::ODMA\PCDOCS\DOCS\97107\2
                                                        15

               2.2.3. Reliance on Representations. The Key Shares are being issued to the Shareholder in reliance upon exemptions from such registration or qualification requirements, and the availability of such exemptions depends in part upon the Shareholder's bona fide investment intent with respect to the Key Shares;

     2.2.4. Investment Intent. The Shareholder's acquisition of the Key Shares is solely for its own account for investment, and the Shareholder is not acquiring the Key Shares for the account of any other person or with a view toward resale, assignment, fractionalization, or distribution thereof.

                  2.2.5.  Permitted Resale.  The Shareholder shall not offer for sale, sell, transfer, pledge, hypothecate or otherwise dispose of any of the Key Shares except in accordance with the registration requirements of the Securities Act and applicable state securities laws or upon delivery to Key of an opinion of legal counsel reasonably satisfactory to Key that an exemption from registration is available;

     2.2.6. Restrictive Legend. In addition to any other legends required by law or the other agreements entered into in connection herewith, the certificate evidencing the Key Shares will bear a conspicuous restrictive legend substantially as follows:
                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER
                  THE SECURITIES ACT OF 1933, AS AMENDED  ("ACT"),  OR UNDER ANY
                  APPLICABLE  STATE  SECURITIES LAWS, AND THEY CANNOT BE OFFERED
                  FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE HYPOTHECATED
                  EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE
                  ACT  AND  SUCH  OTHER  STATE  LAWS OR  UPON  DELIVERY  TO THIS
                  CORPORATION OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE
                  CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                                    ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES OF
                                KEY AND WELLTECH

     3.1. Representations and Warranties of Key. Key represents and warrants to Brooks and the Shareholder as follows:

                  3.1.1. Organization and Standing. Key is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do

::ODMA\PCDOCS\DOCS\97107\2
                                                        16
         business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a material adverse effect on the business or operations of Key. Copies of the Certificate of Incorporation and Bylaws of Key have heretofore been delivered to Shareholder, and such copies are accurate and complete as of the date hereof.

                  3.1.2. Agreement Authorized and its Effect on Other Obligations. The consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Key, and this Agreement is a valid and binding obligation of Key enforceable against Key in accordance with its terms. The execution and delivery of this Agreement has been authorized by the board of directors of WellTech and Key in its capacity as the sole shareholder of WellTech, and has been authorized by the board of directors of Key in its individual capacity. The execution, delivery and performance of this Agreement and the consummation of the Merger contemplated by this Agreement will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the Certificate of Incorporation or Bylaws of Key or
         (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Key or any of its subsidiaries is a party or by which Key or its subsidiaries, or their respective parties are bound, which in the case of either (i) or (ii), would have a material adverse effect on the business or operations of Key.

                  3.1.3. Capitalization. The capitalization of Key consists of 25,000,000 shares of Key Common Stock, of which as of the date hereof, 10,549,582 shares are issued and outstanding, 913,334 shares are reserved for issuance pursuant to stock options, 825,000 shares are reserved for issuance pursuant to outstanding warrants and 5,333,333 shares are reserved for issuance upon conversion of Key's Convertible Debentures. Pursuant to Key's Certificate of Incorporation, Key's board of directors has the authority, without further shareholder action, to redesignate all of the authorized and unissued shares of Key Common Stock into one or more series of preferred stock. As of the date hereof, no shares have been so designated or issued. Except as set forth in this Section 3.1.3., there are outstanding as of the date hereof (i) no securities of Key or any other person convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of Key, and (ii) except as set forth on Schedule 3.1.3, no subscriptions, options, warrants, calls, rights obligating Key to issue, deliver, sell, purchase, redeem or acquire shares of capital stock or other voting securities of Key. All of the outstanding Key Common Stock is, and (when issued) the Key Shares will be, validly issued, fully paid and nonassessable and not subject to any preemptive right. As of the date hereof there is no, and at the Effective Date there will not be any, stockholder agreement, voting trust, or other agreement or understanding to which Key is a party or by which it is bound relating to the voting of any shares of capital stock of Key.

                  3.1.4. Reports and Financial Statements. Key has previously furnished to the Shareholder true and complete copies of (i) Key's annual report filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities and Exchange Act of 1934 (the "Exchange Act") for Key's fiscal year ended June 30, 1996; (ii) Key's quarterly

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         and other  reports  filed with the  Commission  since Key's fiscal year ended June 30, 1996; (iii) all definitive proxy solicitation  materials
         filed  with  the  Commission   since   December  31,  1995;   (iv)  any
         registration statements (other than those relating to employee benefit plans) declared effective by the Commission since December 30, 1995; and (v) Key's Private Offering Memorandum dated June 28, 1996, relating to the Convertible Debentures. All of the foregoing items are listed on
         Schedule   3.1.4   (collectively,   the  "Key  SEC   Documents").   The
         consolidated   financial   statements  of  Key  and  its   consolidated
         subsidiaries included in Key's most recent report on Form 10-K and most recent report on Form 10-Q were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and fairly present the consolidated financial position of Key and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended; and the Key SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were, made not misleading. Since June 30, 1994, Key has filed with the Commission all material reports, registration statements and other material filings required to be filed with the Commission under the rules and regulations of the Commission.


     3.1.5.1. Financial Change. Any adverse change in the financial condition, backlog, operations, assets, liabilities or business of Key, or

                           3.1.5.2. Other Material Changes. Any other event or condition known to Key particularly pertaining to and adversely affecting the operations, assets or business of Key, other than events or conditions which are of a general or industry-wide nature and of general public knowledge, or which have been disclosed in writing to the Shareholder.

                  3.1.6. Key's Compliance with Other Laws. Key is not in violation of or in default with respect to, or in alleged violation of or alleged default with respect to, any applicable law or any applicable rule, regulation, or any writ or decree of any court or any governmental commission, board, bureau, agency, or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which would have a material adverse affect upon its financial condition, properties or business.

                  3.1.7. Consents and Approvals. Except as set forth on Schedule 3.1.7, no consent, approval or authorization of, or filing a registration with any governmental or regulatory authority, or any other person or entity is required to be made or obtained by Key in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.


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



                  3.1.8. Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Key and its counsel directly with Brooks and the Shareholder and their counsel, without the intervention by any other person as the result of any act of Key in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finder's fee or any similar payments.

                  3.1.9. Investigations; Litigation. No investigation or review by any governmental entity with respect to Key in connection with any of the transactions contemplated by this Agreement is pending or, to the best of Key's knowledge, threatened, nor has any governmental entity indicated to Key an intention to conduct the same. There is no action, suit or proceeding pending or, to the best of Key's knowledge, threatened against or affecting Key by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which either individually or in the aggregate, does or is likely to result in any material adverse change in the financial condition, properties or businesses of Key.

                  3.1.10. Retention of Brooks' Employees. On the Effective Date, the Surviving Corporation will continue the employment of the Brooks employees except for the Brooks employees listed on Schedule 3.1.10. All such employees hired by the Surviving Corporation shall become participants in Key's employee benefit plans, including Key's medical plan, and shall receive full credit thereunder for all purposes for their years of service at Brooks. With respect to any preexisting condition, limitations or similar provisions contained in Key's medical plan, service with Brooks shall be treated as service with Key, and for the purpose of determining deductibles, copayments and out-of-pocket maximums under Key's plans for 1996, such former Brooks employees shall be given credit under Key's medical plan for any deductibles or copayments made by a former Brooks employee or his or her dependents with respect to coverage under the medical plan sponsored by Shareholder during 1996.

     3.2. Representations and Warranties of WellTech. WellTech represents and warrants to Brooks and the Shareholder as follows:

                  3.2.1. Organization and Standing. WellTech is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except when the failure to be so qualified or licensed would not have a material adverse effect on the business or operations of WellTech.

     3.2.2. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement has been authorized by the board of directors and the holder of all of the capital stock of WellTech, the consummation of the transactions contemplated
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



         hereby have been duly and validly authorized by all necessary corporate action on the part of WellTech, and this Agreement is a valid and binding obligation of WellTech enforceable against WellTech in accordance with its terms. The execution, delivery and performance of this Agreement and the consummation of the Merger contemplated by this Agreement will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the Certificate of Incorporation or Bylaws of WellTech or (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which WellTech is a party or by which WellTech or its respective properties are bound, which in the case of either (i) or
         (ii), would have a material adverse effect on the business or operations of WellTech.

     3.2.3. Capitalization. The authorized capital stock of WellTech consists of 3,000 shares of WellTech Common Stock, of which at the date hereof, 100 shares were issued and outstanding and held beneficially and of record by Key.

                  3.2.4. Consents and Approvals. Except for the filing of a Certificate of Merger with the Secretary of State of Delaware, no consent, approval or authorization of, or filing a registration with any governmental or regulatory authority, or any person or entity is required to be made or obtained by WellTech in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.
                  3.2.5. Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by WellTech and its counsel and Brooks and the Shareholder and their counsel, without the intervention of any other person as the result of any act of WellTech in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finder's fee or any similar payments.

         3.3.  Other Representations and Warranties of Key and WellTech.

     3.3.1. Control Prior to Merger. Prior to the Merger, Key will be in control of WellTech within the meaning of Section 368(c) of the Internal Revenue Code.

3.3.2. Control Following Merger. Following the Merger, WellTech will not issue additional shares of its stock that would result in Key losing control of WellTech within the meaning of Section 368(c) of the Internal Revenue Code.

3.3.3. No Plan to Reacquire. Key has no plan or intention to reacquire any of its stock issued in the Merger.

                  3.3.4. No Plan to Dispose. Key has no plan or intention to liquidate WellTech; to merge WellTech with and into another corporation; to sell or otherwise dispose of the stock of WellTech; or to cause WellTech to sell or otherwise dispose of any of the assets of Brooks acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Internal Revenue Code.


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



     3.3.5. Expenses. Key and WellTech will pay their respective expenses, if any, incurred in connection with the Merger.

3.3.6. Intercorporate Indebtedness.
There is no intercorporate indebtedness existing between Key and Brooks or between WellTech and Brooks that was issued, acquired, or will be settled at a discount.

3.3.7. Investment Companies. Key and WellTech are not investment companies as defined in Section 368(a)(2)(F)(iii) and (iv) of the Internal Revenue Code.

3.3.8. WellTech Stock. No stock of WellTech will be issued in the Merger.

                                    ARTICLE 4

                       OBLIGATIONS PENDING EFFECTIVE DATE

         4.1. Agreements of Key and Brooks. Except as contemplated by Section 1.10, each of Key and Brooks agrees that from the date hereof until the Effective Date, it will (and unless otherwise indicated by the context, since September 30, 1996, it has):

                  4.1.1. Maintenance of Present Business. Other than as contemplated by this Agreement, operate its business only in the usual, regular, and ordinary manner so as to maintain the goodwill it now enjoys and, to the extent consistent with such operation, use all reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and employees, and preserve its relationships with customers, suppliers, jobbers, distributors, and others having business dealings with it;

     4.1.2. Maintenance of Properties. At its expense, maintain all of its property and assets in customary repair, order, and condition, reasonable wear and tear excepted;

4.1.3. Maintenance of Books and Records. Maintain its books of account and records in the usual, regular, and ordinary manner, in accordance with generally accepted accounting principles applied on a consistent basis;

4.1.4. Compliance with Law. Duly comply in all material respects with all laws applicable to it and to the conduct of its business; and

                  4.1.5. Inspection of Each Merging Corporation. Permit the other party hereto, and their officers and authorized representatives, during normal business hours, to inspect its records and to consult with its officers, employees, attorneys, and agents for the purpose of determining the accuracy of the representations and warranties hereinabove made and the compliance with covenants contained in this Agreement. Key, Brooks and the Shareholder each agrees that it and its officers and representatives shall hold all data and information obtained with respect to the other party hereto in confidence and each further agrees that it

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                                                        21
         will not use such data or information or disclose the same to others, except to the extent such data or information either are, or become, published or a matter of public knowledge through no fault of such party.

                  4.1.6. Notice of Material Developments. Each of Key and Brooks
         will promptly notify the other party in writing of any "material adverse change" in, or any changes which, in the aggregate, could result in a "material adverse change" in, the consolidated financial condition, business or affairs of such party, whether or not occurring in the ordinary course of business. As used in this Agreement, the term "material adverse change" means any change, event, circumstance or condition (collectively, a "Change") which when considered with all other Changes would reasonably be expected to result in a "loss" having the effect of so fundamentally adversely affecting the business or financial prospects of Key or Brooks, as the case may be, that the benefits reasonably expected to be obtained by such party as a result of the Merger contemplated by this Agreement would be jeopardized with relative certainty. In no event shall a change in the trading price of the Key Common Stock on the American Stock Exchange between the date hereof and the Effective Date, in and of itself, constitute a material adverse change. The term "loss" shall mean any and all direct or indirect payments, obligations, assessments, losses, loss of income, liabilities, fines, penalties, costs and expenses paid or incurred or more likely than not to be paid or incurred, or diminutions in value of any kind or character (whether known or unknown, conditional or unconditional, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise) that are more likely than not to occur, including without limitation penalties, interest on any amount payable to a third party as a result of the foregoing and any legal or other expenses reasonably incurred or more likely than not to be incurred in connection with investigating or defending any demands, claims, actions or causes of action that, if adversely determined, would likely result in losses, and all amounts paid in settlement of claims or actions; provided, that losses shall be net of any insurance proceeds entitled to be received from a nonaffiliated insurance company on account of such losses (after taking into account any costs incurred in obtaining such proceeds and any increase in insurance premiums as a result of a claim with respect to such proceeds);

     4.2. Additional Agreements of Brooks. Except as contemplated by Section 1.10, Brooks agrees that from September 30, 1996 it has not, and from the date hereof to the Effective Date, it will:

4.2.1.  Prohibition of Certain Employment
Contracts. Not enter into any contracts of employment which cannot be terminated on notice of 30 days or less or which provide for any severance payments or benefits covering a period beyond the earlier of the termination date or notice thereof;

4.2.2. Prohibition of Certain Loans. Not incur any borrowings which would exceed $50,000, in the aggregate, for any purpose except (i) the refunding of indebtedness now outstanding, (ii) the prepayment by customers of amounts due or to become due for services rendered or to be rendered in the future, or (iii) as is otherwise agreed to in writing by Key;
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



                  4.2.3. Prohibition of Certain Commitments. Not enter into commitments of a capital expenditure nature or incur any contingent liability which would exceed $10,000 in the aggregate except (i) as may be necessary for the maintenance of existing facilities, machinery and equipment in good operating condition and repair in the ordinary course of business, or (ii) as is otherwise agreed to in writing by Key;

     4.2.4. Disposal of Assets. Not sell, dispose of, or encumber, any property or assets, except (i) in the usual and ordinary course of business or (ii) as may be approved in writing by Key;

                  4.2.5. Maintenance of Insurance. Maintain the insurance set forth on Schedule 2.1.8; provided, that if during the period from the date hereof to and including the Effective Date any of its property or assets are damaged or destroyed by fire or other casualty, the obligations of Key, Brooks and the Shareholder under this Agreement shall not be effected thereby, and upon the Effective Date all proceeds of insurance and claims of every kind arising as a result of any such damage or destruction shall remain the property of the Surviving Corporation.

                  4.2.6. Acquisition Proposals. Not directly or indirectly (i) solicit, initiate or encourage any inquiries or Acquisition Proposals at any time before termination of this Agreement pursuant to Article 6 hereof from any person or (ii) participate in any discussions or negotiations regarding, or furnish to any person other than Key or its representatives any information with respect to, or otherwise, facilitate or encourage any Acquisition Proposal by any other person. As used herein "Acquisition Proposal" means any proposal for a merger, consolidation or other business combination involving Brooks or for the acquisition or purchase of any equity interest in, or a material portion of the assets of, Brooks, other than the transactions with Key and WellTech contemplated by this Agreement. Brooks shall promptly communicate to Key the terms of any such written Acquisition Proposals which it may receive or any written inquiries made to it or any of its directors, officers, representatives or agents.

                  4.2.7. No Amendment to Articles of Incorporation. Except as contemplated by this Agreement, not amend its Articles of Incorporation or merge or consolidate with or into any other corporation or change in any manner the rights of its common stock or the character of its business.

                  4.2.8. No Issuance, Sale, or Purchase of Securities. Not issue or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue or sell (upon conversion or otherwise), any shares of Brooks Common Stock, or subdivide or in any way reclassify any shares of Brooks Common Stock, or acquire, or agree to acquire, any shares of Brooks Common Stock;

     4.2.9. Prohibition on Dividends. Except as set forth in Section 1.10, not declare or pay any dividend on shares of Brooks Common Stock or make any other distribution of assets to the holders thereof;
::ODMA\PCDOCS\DOCS\97107\2
                                                        23

                  4.2.10. Brooks' Employees. Brooks will use its reasonable best efforts to make all of its employees, other than those listed on
         Schedule 3.1.10, available for hire by Key as of the Effective Date.

         4.3.  Additional Agreements of Key.  Key agrees it will:

                  4.3.1. Issuance of Key Common Stock. Take all action it deems reasonably necessary to insure that the issuance of Key Common Stock to the Shareholder in connection with the Merger will be made pursuant to an exemption from registration under the Securities Act. Key also shall take any action reasonably required to be taken under state blue sky or securities laws in connection with the issuance of the Key Common Stock pursuant to the Merger;

     4.3.2. Listing of Key Stock. Take such steps as are required to accomplish, as of the Effective Date, the listing on the American Stock Exchange of the shares of Key Common Stock to be issued pursuant to this Agreement;

4.3.3. No
Amendment to Articles of Incorporation. Not amend its Articles of Incorporation or merge into any other corporation or change in any manner the rights of the Key Common Stock; and

                  4.3.4. Notice of Material Developments. Promptly furnish to the Shareholder copies of all Key communications to its stockholders and all reports filed by it with the Commission and the American Stock Exchange, and relating to periodic or other material developments concerning Key's financial condition, business, or affairs.

                  4.3.5. Employee Benefits Plans. Key understands that on or before the Effective Date, the Shareholder will cause Brooks to withdraw from any and all employee benefit plans sponsored by the Shareholder in which Brooks participates. Key will cause the Surviving Corporation to pay to the Fidelity Thrift Plan, within three business days following receipt of notice from the Shareholder of the amount due, all contributions to the Fidelity Thrift Plan due but not yet paid as of the Effective Date with respect to Brooks employees and former employees for employment with Brooks before the Effective Date. Key also will cause the Surviving Corporation to satisfy all continuation coverage obligations imposed pursuant to Sections 601 through 608 of ERISA, and Section 4980B of the Internal Revenue Code of 1986, as amended, with respect to any person in the employ of Brooks (and his or her dependents) on or after the Effective Date.

                  4.3.6. Continuation of Historic Business of Brooks. WellTech will continue the historic business of Brooks or use a significant portion of Brook's business assets in a business for at least a period of 12 months after the Effective Date of the Merger.


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



                                    ARTICLE 5

                       CONDITIONS PRECEDENT TO OBLIGATIONS

     5.1.  Conditions  Precedent to  Obligations of Brooks.  The  obligations of
Brooks to consummate and effect the Merger hereunder shall be subject to the satisfaction of the following conditions, or to the waiver thereof by Brooks before the Effective Date:
                  5.1.1. Representations and Warranties of Key and WellTech True at Effective Date. The representations and warranties of Key and WellTech herein contained shall be, in all material respects, true as of and at the Effective Date with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; Key and WellTech shall have performed and complied, in all material respects, with all covenants required by this Agreement to be performed or complied with by Key and WellTech before the Effective Date; and Key and WellTech shall have delivered to Brooks certificates, dated the Effective Date and signed by their respective presidents, and by their chief financial or accounting officers, and their secretaries, to both such effects.

                  5.1.2. No Material Litigation. No suit, action, or other proceeding shall be pending, or to Key's or WellTech's knowledge, threatened, before any court or governmental agency in which it will be, or it is, sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the Merger contemplated hereby or which might result in a material adverse change in the value of the consolidated assets and business of Key.

                  5.1.3. Opinion of Key Counsel. Brooks shall have received a favorable opinion, dated as of the Effective Date, from Porter &
         Hedges, L.L.P., counsel for Key and WellTech, in form and substance satisfactory to Brooks, to the effect that (i) Key and WellTech have been duly incorporated and are validly existing as corporations in good standing under the laws of their states of organization; (ii) all corporate proceedings required to be taken by or on the part of Key and WellTech to authorize the execution of this Agreement and the implementation of the Merger contemplated hereby have been taken; (iii) the shares of Key Common Stock which are to be delivered in accordance with this Agreement will, when issued, be validly issued, fully paid and nonassessable outstanding securities of Key; and (iv) this Agreement has duly executed and delivered by, and is the legal, valid and binding obligation of Key and WellTech and is enforceable against Key and WellTech in accordance with its terms, except as enforceability may be limited by (a) equitable principles of general applicability or
         (b) bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws affecting the rights of creditors generally. No opinion need be expressed as to the enforceability of any indemnification provisions of this Agreement or on the provisions of Section 7.1. In rendering such opinion, such counsel may rely upon (i) certificates of public officials and of officers of Key and WellTech as to matters of fact and (ii) the opinion or opinions of other counsel,

::ODMA\PCDOCS\DOCS\97107\2
                                                        25
         which opinions shall be reasonably satisfactory to Brooks, as to matters other than federal or Texas law.

                  5.1.4. Listing of Key Common Stock. The American Stock Exchange shall have agreed that on the Effective Date it will list the shares of Key Common Stock issuable at the Effective Date of this Agreement.

                  5.1.5. Consent of Certain Parties in Privity With Key and WellTech. The holders of any material indebtedness of Key or WellTech, the lessors of any material property leased by Key or WellTech, and the other parties to any other material agreements to which Key or WellTech are a party shall, when and to the extent necessary in the reasonable opinion of Brooks, have consented to the Merger contemplated hereby.

         5.2. Conditions Precedent to Obligations of Key and WellTech. The obligations of Key and WellTech to consummate and effect the Merger hereunder shall be subject to the satisfaction of the following conditions, or to the waiver thereof by Key and WellTech before the Effective Date.

                  5.2.1. Representations and Warranties of Brooks True at Effective Date. The representations and warranties of Brooks and the Shareholder herein contained shall be, in all material respects, true as of and at the Effective Date with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; Brooks and the Shareholder shall have performed and complied in all material respects, with all covenants required by this Agreement to be performed or complied with by them before the Effective Date; and Brooks and the Shareholder shall have delivered to Key and WellTech a certificate, dated the Effective Date and signed by their respective chairman of the board or presidents, and by their respective chief financial or accounting officers, and by their respective secretaries, to both such effects.

                  5.2.2. No Material Litigation. No suit, action, or other proceeding shall be pending, or to Brooks' or the Shareholder's knowledge, threatened, before any court or governmental agency in which it will be, or it is, sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the merger contemplated hereby or which might result in a material adverse change in the value of the assets and business of Brooks.

                  5.2.3. Opinion of Counsel. Key shall have received a favorable opinion, dated the Effective Date, from John R. Scott, General Counsel to the Shareholder, in form and substance satisfactory to Key, to the effect that (i) Brooks and the Shareholder each have been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation; (ii) all outstanding shares of the Brooks Common Stock have been validly issued and are fully paid and nonassessable; (iii) all corporate or other proceedings required to be taken by or on the part of Brooks and the Shareholder to

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



         authorize the execution of this Agreement and the implementation of the Merger contemplated hereby have been taken; and (iv) this Agreement has been duly executed and delivered by, and is the legal, valid and binding obligation of Brooks and the Shareholder and is enforceable against Brooks and the Shareholder in accordance with its terms, except as the enforceability may be limited by (a) equitable principles of general applicability or (b) bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws affecting the rights of creditors generally. No opinion need be expressed as to the enforceability of any indemnification provisions of this Agreement or on the provisions of
         Section 7.1. In rendering such opinion, such counsel may rely upon (i) certificates of public officials and of officers of Brooks or the Shareholder as to matters of fact and (ii) on the opinion or opinions of other counsel, which opinions shall be reasonably satisfactory to Key, as to matters other than federal or Texas law.

                  5.2.4. Consent of Certain Parties in Privity with Brooks or the Shareholder. The holders of any material indebtedness of Brooks or the Shareholder, the lessors of any material property leased by Brooks or the Shareholder, and the other parties to any other material agreements to which Brooks or the Shareholder is a party shall, when and to the extent necessary in the reasonable opinion of Key, have consented to the Merger contemplated hereby.

                  5.2.5. Termination of Certain Employees. Brooks shall have terminated the employees listed on Schedule 3.1.10 (the "Terminated Employees") effective before the Effective Date and shall have paid the Terminated Employees all wages and other compensation owed them through the date of termination.

                  5.2.6. Environmental Assessments. The Shareholder shall have completed, Phase I environmental assessments with respect to the real property listed on Schedule 2.1.8. In addition, at Key's request, no later than 10 days before the Effective Date, the Shareholder also shall have completed Phase II environmental assessments with respect to any of such real property where Phase II assessments are reasonably determined by Key to be appropriate. All of such Phase I and Phase II environmental assessments shall be at the Shareholder's expense and not out of the assets of Brooks. To the extent that such environmental assessments indicate that liabilities exist for environmental cleanup on a particular property, the Shareholder shall, no later than five days before the Effective Date, indicate to Key whether the Shareholder will conduct appropriate restoration activities at its expense on such property or whether such property shall be removed from those being acquired by Key pursuant to the Merger. To the extent the Shareholder has determined to remove a property from those being acquired by Key, then the Shareholder and Key shall have agreed to the adjustment to the Merger Consideration to be delivered pursuant to Section 1.11.2 to reflect the removal of such property from the assets of Brooks as of the Effective Date.


                                    ARTICLE 6

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




                           TERMINATION AND ABANDONMENT

     6.1. Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Merger contemplated hereby abandoned at any time before the Effective Date:

     6.1.1. By Mutual Consent. By mutual consent of Key, WellTech, the Shareholder and Brooks.

                  6.1.2. By Key or WellTech Because of Failure to Perform Agreements or Conditions Precedent. By Key or WellTech, if Brooks or the Shareholder has failed to perform any material agreement set forth in Sections 4.1 or 4.2, or if any material condition set forth in
         Section 5.2 hereof has not been met, and such condition has not been waived.

                  6.1.3. By Brooks or the Shareholder Because of Failure to Perform Agreements or Conditions Precedent. By Brooks or the Shareholder, if Key or WellTech has failed to perform any material agreement set forth in Sections 4.1 or 4.3 hereof, or if any material condition set forth in Section 5.1 hereof has not been met, and such condition has not been waived.

                  6.1.4. By Key or WellTech or by the Shareholder or Brooks, Because of Legal Proceedings. By either Key or WellTech, or by the Shareholder or Brooks, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the Merger contemplated hereby.

                  6.1.5. By Key or WellTech Because of a Material Adverse Change. By Key or WellTech if there has been a material adverse change in the financial condition or business of Brooks since the date of the most recent financial statements referred to in Section 2.1.6.

     6.1.6. By the Shareholder or Brooks Because of a Material Adverse Change. By the Shareholder or Brooks if there has been a material adverse change in the financial condition or business of Key since September 30, 1996.

                  6.1.7. By Key or WellTech, or by the Shareholder or Brooks, if Merger not Effective by December 31, 1996. By either Key or WellTech, or by the Shareholder or Brooks, if the Merger shall not have become effective on or before December 31, 1996; provided, however, that this Agreement may not be terminated by any party hereto if the Merger has not become effective on or before December 31, 1996, due to the breach of any provision of this Agreement by the party desiring to terminate the Agreement.

     6.2. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to and in accordance with the provisions of Section
6.1 hereof, this Agreement shall become void and have no effect, without any liability on the part of any party hereto (or its
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



stockholders or controlling persons or directors or officers), except as otherwise provided in this Agreement; provided, however, that a termination of this Agreement shall not relieve any party hereto from any liability for damages incurred as a result of a breach by such party of its representations, warranties, covenants, agreements, or other obligations hereunder, occurring before such termination.

     6.3. Waiver of Conditions. Subject to the requirements of any applicable law, any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof.

     6.4. Expense on Termination. If the Merger contemplated hereby is abandoned pursuant to and in accordance with the provisions of Section 6.1 hereof, all expenses will be paid by the party incurring them.


                                    ARTICLE 7

                              ADDITIONAL AGREEMENTS

         7.1. Noncompetition. Except as otherwise consented to or approved in writing by WellTech and Key, the Shareholder agrees that for a period of 60 months following the Effective Date, it will not, directly or indirectly, acting alone or as a member of a partnership or a holder of, or investor of any security of any class of any corporation or other business entity (i) engage in any business providing well services, anchoring services or swabbing services in those territories specified on Schedule 7.1 hereto; (ii) request any present customers or suppliers of Brooks to curtail or cancel their business with WellTech or Key; (iii) disclose to any person, firm or corporation any trade, technical or technological secrets of Brooks, WellTech or Key or any details of their organization or business affairs or (iv) induce or actively attempt to influence any employee of WellTech or Key to terminate his employment; provided, however, that the provisions of this Section 7.1 shall not apply to (a) any investment in any security of any class of a corporation or other business entity where such investment is passive in nature, (b) the acquisition of well service assets where such acquisition is ancillary to and not a material part of the acquisition by the Shareholder (or any affiliate thereof) of another business entity that is not primarily  engaged in this well service  business or
(c) the Shareholder's (or any affiliate thereof) investment in Nabors Industries, Inc., provided that such investment shall not exceed ownership of more than 10% of the voting stock of Nabors Industries, Inc. nor shall more than one person associated with the Shareholder (or any affiliate thereof) serve on the board of directors of Nabors Industries, Inc., and, provided further that nothing in this Section 7.1 shall prohibit the Shareholder from altering its current business relationship with Brooks. The Shareholder agrees that if either the length of time or geographical area set forth in this Section 7.1 is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances. The obligations expressed in this Section 7.1 are in addition to any other obligations that the Shareholder may have under the laws of the State of Texas requiring an employee of a business or a shareholder who sells his stock in a corporation (including a disposition in a merger) to limit his activities so that the goodwill and business relations of his employer and of the corporation whose stock he has sold (and any successor

::ODMA\PCDOCS\DOCS\97107\2
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



corporation) will not be materially impaired. The Shareholder further agrees and acknowledges that WellTech and Key do not have any adequate remedy at law for the breach or threatened breach by the Shareholder of this covenant, and agree that WellTech or Key may, in addition to the other remedies which may be available to them hereunder, file a suit in equity to enjoin the Shareholder from such breach or threatened breach. If any provisions of this Section 7.1 are held to be invalid or against public policy, the remaining provisions shall not be affected thereby. The Shareholder acknowledges that the covenants set forth in this Section 7.1 are being executed and delivered by the Shareholder in consideration of the covenants of WellTech and Key contained in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged.

         7.2.  Registration Rights.

                  7.2.1. Agreement to Register Resales. Key agrees that no later than April 3, 1997, it will file with the Commission on Form S-3, or if Form S-3 is not available to Key, on Form S-1, a shelf registration statement pursuant to Rule 415 of the Securities Act (the "Shelf Registration Statement") covering the offer and resale by the Shareholder of all the Key Shares and will use its best efforts to cause the Shelf Registration Statement to be declared effective promptly by the Commission. Key will not file a registration statement with the Commission (other than on Form S-8) before Key files the Shelf Registration Statement. The Shelf Registration Statement will not relate to any shares of Key Common Stock other than the Key Shares.

                  7.2.2. Effectiveness of Shelf Registration Statement. Key agrees to maintain the Shelf Registration Statement in effect for the maximum period allowable under the regulations promulgated by the Commission; provided that if such maximum period is less than three years from the Effective Date and if as of the end of such maximum period not all of the Key Shares registered under the Shelf Registration Statement have been sold, then within 10 days after the end of such maximum period Key shall file either a post-effective amendment to the existing Shelf Registration Statement or a new Shelf Registration Statement covering the offer and resale by the Shareholder of all Key Shares not previously sold, and Key will use its best efforts to cause the same to be declared effective promptly by the Commission and will maintain such Shelf Registration Statement in effect until the third anniversary of the Effective Date. In addition, Key shall amend the Shelf Registration Statement and supplement the prospectus included therein as and when required by Form S-3 or Form S-1, as applicable, or by the Securities Act.

                  7.2.3. Blue Sky Qualification. In any offering pursuant to this Section, Key will use its best efforts to effect any such registration and use its best efforts to effect such qualification and compliance as may be required and as would permit or facilitate the resale of such Shares, including, without limitation, registration under the Securities Act, appropriate qualifications under applicable blue-sky or other state securities laws and, appropriate compliance with any other governmental requirements.

     7.2.4. Registration Expenses. All expenses (except for any legal fees for the Shareholder's counsel) relating to the registration of the Key Shares pursuant to this
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                                                        30

         Agreement (including, but not limited to, the expenses of any qualifications under the blue- sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments or prospectus supplements required for the lawful distribution of the Key Shares to the public in connection with such registration) will be paid by Key.

                  7.2.5. Preparation; Reasonable Investigation. In connection with the preparation and filing of any Shelf Registration Statement under the Securities Act pursuant to this Agreement, Key will give the Shareholder the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give the Shareholder such access to its books and records and such opportunities to discuss the business of Key with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

                  7.2.6. Rights Non-Transferable. The registration rights provided by this Section 7.2 are for the sole benefit of the Shareholder, are personal in nature, and shall not be available to any subsequent holder of the Key Shares; provided, however, that such registration rights are transferable to any affiliate of the Shareholder to which the Key Shares may be transferred.

                  7.2.7. Undertaking to File Reports and Cooperate in Rule 144 and Rule 145 Transactions. For as long as the Shareholder is subject to Rule 144 or Rule 145 of the Securities Act with respect to the Key Shares, Key will use reasonable commercial efforts to timely file all annual, quarterly and other reports required to be filed by it under
         Section 13 or 15(d) of the Exchange Act and the rules and regulations of the Commission thereunder, as amended from time to time. If the Shareholder proposes to sell any Key Shares pursuant to Rule 144 and 145, Key shall cooperate with the Shareholder so as to enable such sales to be made in accordance with applicable laws, rules and regulations, the requirements of Key's transfer agent, and the reasonable requirements of the broker through which the sales are proposed to be executed. Without limiting the generality of the foregoing, Key shall, upon request, furnish with respect to each such sale (i) a written statement certifying that Key has complied with the public information requirements of Rule 144 and 145 and (ii) an opinion of Key's counsel regarding such matters as Key's transfer agent or such stockholder's broker may reasonably desire to confirm.

     7.2.8. Additional Undertakings with Respect to Registration Rights. In connection with its registration obligations under this Section 7.2, Key shall:

     7.2.8.1. Delivery of Shelf Registration Statement and Prospectus. Furnish to the Shareholder such number of copies of the Shelf Registration Statement, each amendment and supplement thereto, the prospectus included in such Shelf Registration Statement (including each preliminary prospectus), any documents
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                                                        31
                  incorporated by reference therein and such other documents as the Shareholder may reasonably request in order to facilitate the disposition of the Key Shares.

                           7.2.8.2. Notice to the Shareholder. Promptly notify the Shareholder and (if requested by any such person) confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has become effective,
                  (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Key Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iii) of the happening of any event which makes any statement made in a Shelf Registration Statement or related prospectus untrue or which requires the making of any changes in such Shelf Registration Statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Key Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statement therein, in light of the circumstances under which they were made, not misleading.

                           7.2.8.3.  Incorporation of Information.  If requested
                  by the Shareholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the Shareholder reasonably requests to be included therein, including, without limitation, with respect to the Key Shares being sold by the Shareholder, and promptly make all required filings of such prospectus supplement or post-effective amendment.

                           7.2.8.4. Delivery of Documents Incorporated by Reference. As promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Shelf Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to the Shareholder.

                           7.2.8.5. Listing. Cause the Key Shares included in any Shelf Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by Key are then listed, or (ii) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation
                  ("NASDAQ") or the NASDAQ National Market System if the Key Shares so qualify.

                           7.2.8.6. Filing of Exchange Act Reports. During the period when a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

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



                           7.2.8.7. Requests for Information by the Commission. Notify the Shareholder promptly of any request by the Commission for the amending or supplementing of such Shelf Registration Statement or prospectus or for additional information.

                           7.2.8.8. Notes of Stop Orders. Advise the Shareholder
                  of such Key Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

For purposes of this Section 7.2.8, the Shareholder shall include any affiliate to which the Key Shares are transferred. Also for purposes of this Section 7.2.8., Key Shares shall refer to any capital stock of Key or its successors into which Key shares may be exchanged or converted.

         7.3.     Settling of Accounts.

                  7.3.1. Allocation of Accounts. To the extent not otherwise applied or distributed pursuant to Section 1.10, Key shall cause the Surviving Corporation to pay to the Shareholder an amount equal to the amount by which (i) Brooks' accounts receivable collected by the Surviving Corporation that are attributable to work performed by Brooks before the close of business as of the end of the month immediately before the month in which the Effective Date occurs (the "Allocation Date") exceed (ii) the amount of Brooks' trade payables accrued as of the Allocation Date plus amounts paid by the Surviving Corporation pursuant to the second sentence of Section 4.3.5 (the "Excess Receivables"). Key shall cause the Surviving Corporation to use all commercially reasonable efforts to collect such accounts receivable within 90 days of the Effective Date. The amount of Excess Receivables shall be applied (a) first, to the payment of the Excess Amount and (b) second, as a dividend in respect of the Excess Dividend Amount. The payment of any Excess Receivables under this Section 7.3 shall be made 90 days following the Effective Date. Before such payment date, Key shall keep the Shareholder timely informed as to the amounts of all accounts receivable collected by the Surviving Corporation and the amounts of all trade payables. Within 30 days after such 90 day period, Key shall cause the Surviving Corporation to have its controller present to the Shareholder and Key an audit of the amounts payable to the Shareholder under this Section 7.3. If there is disagreement among the parties as to the correctness of such audit, an independent auditor reasonably satisfactory to both Key and the Shareholder shall conduct a separate audit, the fees and expenses of which shall be paid by the Shareholder unless the amounts payable determined by the controller is more than 5% greater than the amount determined by the independent auditor, in which case such fees and expenses shall be paid by Key. Any accounts receivable attributable to work performed before the Allocation Date which remain outstanding after the audit performed by the comptroller shall be assigned by the Surviving Corporation to the Shareholder.


::ODMA\PCDOCS\DOCS\97107\2
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



                  7.3.2. Welfare Benefits; Long-Term Disability. The Shareholder agrees that any claims for welfare benefits arising on or before the Allocation Date with respect to any employees or former employees of Brooks (or their covered dependents or beneficiaries) shall be the responsibility of the Shareholder or insurers of the Shareholder's welfare plans, and Key and WellTech agree that any claims for welfare benefits and worker's compensation arising after the Allocation Date with respect to any employees (or their covered dependents or beneficiaries) shall be the responsibility of the Surviving Corporation and the companies or the insurers of Key or WellTech's Welfare Plans. Except as otherwise provided below, a claim is deemed to have arisen when services relating to the condition that is the subject of the claim were performed. In the case of an individual who is hospitalized or on long-term disability on the Allocation Date, all claims relating to such hospitalization (including, without limitation, hospital charges and physician fees) shall be deemed to be claims arising on or before the Allocation Date. With respect to worker's compensation claims which are single - accident specific, a claim is deemed to have arisen on the date of occurrence. With respect to all other worker's compensation claims, a claim is deemed to have arisen on the date the worker's compensation award is made. With respect to life insurance or other death- related benefits, a claim is deemed to have arisen when the death of the employee or covered dependent occurred.

         7.4.  Future Tax Returns.

                  7.4.1. Filing of Tax Returns. The Shareholder shall prepare and file in a timely fashion the federal income tax return for the consolidated group, including Brooks, for the period ending on the Effective Date. The Shareholder shall prepare and file in a timely fashion, any state, local, foreign or other tax returns of Brooks due for any period that includes the Effective Date. The Shareholder shall directly pay or discharge any and all income taxes, assessments, interest, penalties or deficiencies reflected on such return, including the tax liability of any member or former member of a consolidated group of which Brooks was a member, however measured, for which Brooks may be held liable. Such payment shall be made on or before the date any such payment finally determined to be due and payable (including any applicable extensions or tolling of such payment obligation pending the final determination of any contested tax issue ; provided, however, that any such payment shall not be due and payable until the later to occur of (i) the last date for payment, including any applicable extensions, or (ii) in the case of a potential payment with respect to a contested issue, the date such payment is finally determined to be due and payable by the administrative agency or highest court of competent jurisdiction before which the Shareholder has contested the matter following a final non-appealable determination that such payment is due or the expiration of the time for prosecution or appeal of the issue to the next highest level of administrative or judicial review with respect to such matter.

     7.4.2. Tax Controversies. Each of Key and the Shareholder shall provide to the other on a timely basis information concerning the commencement and status of any and all tax controversies involving Brooks or its business, as the case may be as hereinafter provided. Except as otherwise provided in the last sentence hereof, the Shareholder shall control the ::ODMA\PCDOCS\DOCS\97107\2
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



         handling of all pre-Effective Date tax matters involving Brooks or its business for which Key may be directly or indirectly liable by operation of law or by the terms of this Agreement, subject to providing Key with any relevant information concerning these matters; provided, however, that the Shareholder shall not be required to provide to Key any details (beyond the overall status) concerning any administrative or judicial proceedings involving the consolidated group (or other members thereof) if Brooks or its business is only involved in and potentially liable for taxes, penalties and interest solely by virtue of being a member of the consolidated group. Except as otherwise provided in the last sentence hereof, Key shall control the handling of all tax matters arising on or after the Effective Date involving the business of Brooks, subject to providing the Shareholder with any and all information regarding tax controversies or matters for which the Shareholder may be or become directly or indirectly liable by operation of law or by the terms of this Agreement. Notwithstanding, the foregoing sentences of this Section 7.4.2, if any tax matter or controversy arises with respect to any federal or state tax authority that challenges the non-taxable status of the Merger or the other transactions contemplated by this Agreement, Key or the Shareholder, as the case may be, shall contest any challenge to the non-taxable status of these transactions, shall keep each other informed as to the status of any such matter or controversy, shall mutually agree upon outside counsel to handle such matter or controversy on behalf of both Key and the Shareholder (or failing such agreement, cause their respective outside counsels to choose a third outside counsel to handle the matter of controversy on behalf of Key and the Shareholder), and shall coordinate the handling, settlement and resolution with one another of such tax matter or controversy in a reasonable manner.

         7.5. Continuation of Employment of Certain Brooks Personnel. The Shareholder and Brooks shall use their reasonable best efforts to encourage the employees of Brooks listed on Schedule 7.6 to have entered into employment agreements with the Surviving Corporation in form and substance satisfactory to Key.

         7.6. Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effectuate the transactions contemplated hereby.


                                    ARTICLE 8

                                 INDEMNIFICATION

         8.1. Indemnification by the Shareholder. The Shareholder shall indemnify, defend and hold harmless each of Key and WellTech, and their respective officers, directors, employees, agents and stockholders, against and with respect to any and all claims, costs, damages, losses, expenses, obliga tions, liabilities, recoveries, suits, causes of action and deficiencies, including interest, penalties and reasonable attorneys' fees and expenses (collectively, the "Damages") that such indemnitees shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by the Shareholder to perform, its representations, warranties, covenants or agreements in this Agreement or in any

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schedule,  certificate,  exhibit or other  instrument  furnished or delivered to
WellTech or Key by the Shareholder under this Agreement, (ii) Brooks's relationship with any Terminated Employee, (iii)
 any obligation of Key or Brooks to contribute to the payment of any taxes determined on a consolidated, combined or unitary basis with respect to a group of corporations that includes or included Brooks allocable to any period before the Effective Date; and (iv) the Shareholder agrees to indemnify and hold harmless WellTech and Key from any and all federal income tax liability (including penalties and interest) that WellTech may incur or succeed to by virtue of WellTech's receipt of the Brooks' business pursuant to the Merger solely as a result of a final adjudicated determination that the Merger failed to qualify as a tax-free reorganization under Section 368(a) of the Code by virtue of a determination that the Shareholder failed to maintain the requisite post- Merger continuity of shareholder interest; provided, however, that this indemnity shall be ineffective if and of no further force and effect if the Shareholder continues to hold 50% or more the Key Shares received in the Merger for a period of time equal to 365 days from the Effective Date, irrespective whether the tax-free nature of the Merger is challenged on the grounds that the Merger failed the continuity of interest requirement. For purposes of this provision, a "final adjudicated determination" shall mean a determination by the highest court of competent jurisdiction to which the Shareholder could appeal, or the determination of a lower court or the Internal Revenue Service, as the case may be, if the Shareholder has not filed a suit in a court of appropriate jurisdiction before the expiration of the applicable statute of limitations or the date for filing an appeal of an adverse decision has expired.

         8.2. Indemnification by Key. Key shall indemnify, defend and hold harmless the Shareholder and its officers, directors, employees and agents against and with respect to any and all Damages that such indemnitees shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by WellTech or Key to perform any of their representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Brooks or the Shareholder by or on behalf of Key or WellTech under this Agreement and (ii) any obligation of the Shareholder or its consolidated group of corporations to contribute to the payment of any taxes determined on a consolidated, combined or unitary basis with respect to a group of corporations that includes or included the Surviving Corporation or the business of Brooks allocable to any period on or after the Effective Date. In addition, Key will indemnify, defend and hold harmless the Shareholder and its officers, directors, employees and agents against any claims to which the Shareholder may become subject under the Securities Act or otherwise, insofar as such claims (or actions or proceedings whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Key will reimburse the Shareholder and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such claim (or action or proceeding in respect thereof); provided that Key shall not be liable in any such case to the extent that a claim (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity

::ODMA\PCDOCS\DOCS\97107\2
                                                        36
with written information furnished to Key, in an instrument duly executed by the President or Senior Vice President of Finance of Shareholder specifically stating that it is for use in the preparation thereof.

         8.3. Indemnification Procedure. If any party hereto discovers or otherwise becomes aware of an indemnification claim arising under Section 8.1 or
Section 8.2 of this Agreement, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Agreement; , that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article 8, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal fees and expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified person. An indemnifying party who elects not to assume the defense of a claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim or with respect to claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwith standing any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

         8.4. Limitation on Damages. Notwithstanding anything in this Agreement to the contrary, the Shareholder shall not be liable to Key and the Surviving Corporation or any of their respective officers, directors, employees, agents or stockholders, their successors or assigns, for any Damages suffered or incurred by Key or the Surviving Corporation in excess of the Liability Exception (hereinafter defined); provided, however, that to the extent there are Damages suffered or incurred

::ODMA\PCDOCS\DOCS\97107\2
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



by Key or the Surviving Corporation arising out of, or attributable to, a single occurrence or event that are equal to the Liability Exception, then, in such event, Key or WellTech shall be entitled to indemnification by the Shareholder for the total amount of such Damages. The aggregate amount of any Damages owed by the Shareholder to Key or WellTech shall not exceed the value of the shares received by Shareholder under Section 1.11.2.1, which for this purpose shall be the number of Key Shares received multiplied by the Average Closing Price.

     8.5. Liability Exception. For purposes of this Section, the term "Liability Exception" shall mean $250,000; provided however, that the Liability Exception shall not include Damages pursuant to Section 2.1.11 relating to Taxes.

         8.6. Exclusive Remedy. From and after the Effective Date, the indemnification provided in Sections 8.1 and 8.2 shall be the exclusive remedy that may be asserted under this Agreement or in connection with the transactions contemplated herein. Notwithstanding any provision to the contrary contained herein, each of the parties to this Agreement hereby waives any right to recover special, punitive or exemplary damages for any claim asserted against the other.

                                    ARTICLE 9

                                  MISCELLANEOUS

         9.1. Survival of Representations, Warranties and Covenants. All representations and warranties made by the parties hereto shall survive for a period of 24 months from the Effective Date, notwithstanding any investigation made by or on behalf of any of the parties hereto; provided, however, that the representations and warranties contained in Section 2.1.11, 3.3 and 4.3.6 hereof shall survive until the expiration of the applicable statute of limitations associated with the taxes at issue. All statements contained in any certificate, schedule, exhibit or other instrument delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive for a period of 24 months from the Effective Date despite any investigation made by any party hereto or on its behalf. All covenants and agreements contained herein shall survive indefinitely without limitation, except as otherwise provided herein.

     9.2. Entirety. This Agreement embodies the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements between the parties with respect thereto are hereby superseded in their entirety.

     9.3. Counterparts. Any number of counterparts of this Agreement may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         9.4. Notices and Waivers. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid, return receipt requested.


::ODMA\PCDOCS\DOCS\97107\2
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



                              If to Key or WellTech

Addressed to:                                    With a copy to:
Key Energy Group, Inc.                           Porter & Hedges, L.L.P.
Two Tower Center, Tenth Floor                    700 Louisiana, 35th Floor
East Brunswick, New Jersey 08816                 Houston, Texas 77210-4744
Attn: Francis D. John                            Attention: Samuel N. Allen
Facsimile:  (908) 247-5148                       Facsimile:  (713) 228-1331

                              If to the Shareholder


Addressed to:                                    With a copy to:
Hunt Oil Company                                 Hunt Oil Company
1445 Ross Avenue                                 1445 Ross Avenue
Dallas, Texas 75202                              Dallas, Texas 75202
Attn: Gary T. Hurford                            Attn:  Donald F. Robillard, Jr.
Facsimile: (214) 978-8671                         Senior Vice President-Finance
                                                 Facsimile: (214) 978-8671


         Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, with return receipt requested, shall be deemed to be received on the third business day after so mailed, and if delivered by courier or facsimile to such address, upon delivery during normal business hours on any business day.

     9.5. Table of Contents and Captions. The table of contents and captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

     9.6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.
         9.7. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     9.8. Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of Texas.

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



         9.9. Public Announcements. The parties agree that before the Effective Date they shall consult with each other before the making of any public announcement regarding the existence of this Agreement, the contents hereof and the transactions contemplated hereby, and to obtain the prior approval of the other party as to the content of such announcement which approval shall not be unreasonably withheld. However, the foregoing shall not apply to any announcement or written statement which, upon written advice of counsel, is required by law to be made.

         9.10. Knowledge. As used in this Agreement, the words "to the knowledge of " or other words of similar import shall mean (i) in the case of Key or WellTech, to the actual knowledge of the directors and executive officers of Key or WellTech, as the case may be, without regard to any investigation; (ii) in the case of Brooks, to the actual knowledge of the directors and executive officers of Brooks without regard to any investigation; and (iii) with respect to the Shareholder, to the actual knowledge of the officers of the Shareholder who serve as officers and directors of Brooks or have substantial responsibility over the business operations of Brooks.



                            [SIGNATURE PAGE FOLLOWS]

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



         IN WITNESS WHEREOF, the Shareholder has executed this Agreement and the other parties hereto have caused this Agreement to be signed in their respective corporate names by their respective duly authorized representatives, all as of the day and year first above written.

                                           KEY ENERGY GROUP, INC.


                                           By:      /s/ FRANCIS D. JOHN
                                                    Francis D. John, President


                                           WELLTECH EASTERN, INC.


                                           By:      /s/ FRANCIS D. JOHN
                                                    Francis D. John, President


                                           BROOKS WELL SERVICING, INC.


                                           By:      /s/ J.B. MCCRACKEN
                                                    J. B. McCracken, President


                                           HUNT OIL COMPANY


                                           By:      /s/ GARY T. HURFORD
                                                    Gary T. Hurford, President

::ODMA\PCDOCS\DOCS\97107\2
                                                        41

                                TABLE OF CONTENTS




                                    ARTICLE 1

THE MERGER....................................................................2
1.1.     Surviving Corporation................................................2
1.2.     Effective Date.......................................................2
1.3.     Name and Continued Corporate Existence of Surviving Corporation......2
1.4.     Governing Law and Articles of Incorporation of Surviving Corporation.2
1.5.     Bylaws of Surviving Corporation..................................... 3
1.6.     Directors of Surviving Corporation...................................3
1.7.     Officers of Surviving Corporation....................................3
1.8.     Vacancies............................................................3
1.9.     Capital Stock of Surviving Corporation...............................3
1.10.    Distributions........................................................3
1.11.    Conversion of Securities Upon Merger.................................4
         1.11.1.           Conversion of Brooks Common Stock..................4
         1.11.2.           Adjustments to Merger Consideration................4
                  1.11.2.1.         Key Common Stock Closing Price Adjustments4
                  1.11.2.2.         Adjustments for Environmental Liabilities.4
1.12.    Surrender of Brooks Certificates.....................................5
1.13.    Brooks' Transfer Books Closed........................................5
1.14.    Assets and Liabilities of Merging Corporations Become Those of
                  Surviving Corporation.......................................5
1.15.    Federal Income Tax Treatment.........................................5

                                    ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER AND BROOKS..................6
2.1.     Representations and Warranties of the Shareholder and Brooks.........6
         2.1.1.   Organization and Good Standing..............................6
         2.1.2.   Agreement Authorized and its Effect on Other Obligations....6
         2.1.3.   Capitalization..............................................6
         2.1.4.   Ownership of Brooks Shares..................................7
         2.1.5.   No Subsidiaries.............................................7
         2.1.6.   Financial Statements........................................7
         2.1.7.   Liabilities.................................................7
         2.1.8.   Additional Information......................................8
                  2.1.8.1.          Real Estate...............................8
                  2.1.8.2.          Machinery and Equipment...................8
                  2.1.8.3.          Inventory.................................8
                  2.1.8.4.          Insurance.................................8

::ODMA\PCDOCS\DOCS\97107\2
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



                  2.1.8.5.          Contracts.................................8
                  2.1.8.6.          Employee Compensation Plans...............8
                  2.1.8.7.          Certain Salaries..........................8
                  2.1.8.8.          Bank Accounts.............................9
                  2.1.8.9.          Employee Agreements.......................9
                  2.1.8.10.         Intellectual Property.....................9
                  2.1.8.11.         Trade Names...............................9
                  2.1.8.12.         Promissory Notes..........................9
                  2.1.8.13.         Guaranties................................9
                  2.1.8.14.         Leases....................................9
                  2.1.8.15.         Environment...............................9
         2.1.9.   No Defaults.................................................9
         2.1.10.  Absence of Certain Changes and Events.......................9
                  2.1.10.1.         Financial Change.........................10
                  2.1.10.2.         Property Damage..........................10
                  2.1.10.3.         Dividends................................10
                  2.1.10.4.         Capitalization Change....................10
                  2.1.10.5.         Labor Disputes...........................10
                  2.1.10.6.         Other Material Changes...................10
         2.1.11.  Taxes......................................................10
                  2.1.11.1.         Tax Returns..............................10
                  2.1.11.2.         Statutes of Limitation...................10
                  2.1.11.3.         Audits...................................10
                  2.1.11.4.         Tax Liens................................11
                  2.1.11.5.         Tax-Sharing Agreements...................11
                  2.1.11.6.         Distributions. ..........................11
                  2.1.11.7.         No Plan To Dispose.......................11
                  2.1.11.8.         Liabilities..............................11
                  2.1.11.9.         Expenses.................................11
                  2.1.11.10.        Bankruptcy...............................11
                  2.1.11.11.        Investment Companies.....................12
         2.1.12.  Intellectual Property......................................12
         2.1.13.  Title to and Condition of Assets...........................12
         2.1.14.  Contracts..................................................12
         2.1.15.  Licenses and Permits.......................................13
         2.1.16.  Litigation.................................................13
         2.1.17.  Environmental Compliance...................................13
                  2.1.17.1.  Environmental Conditions........................13
                  2.1.17.2.  Permits, etc....................................13
                  2.1.17.3.  Compliance......................................13
                  2.1.17.4.  Past Compliance.................................14
                  2.1.17.5.  Environmental Claims............................14
                  2.1.17.6.  Renewals........................................14
                  2.1.17.7.  Asbestos and PCBs...............................14
         2.1.18.  Compliance with Other Laws.................................14

::ODMA\PCDOCS\DOCS\97107\2
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



         2.1.19.  No ERISA Plans or Labor Issues.............................15
                  2.1.19.1.  Exclusive Representation........................15
                  2.1.19.2.  Status of ERISA Plans and Labor Relations.......15
         2.1.20.  Investigations; Litigation.................................15
         2.1.21.  Absence of Certain Business Practices......................15
         2.1.22.  Consents and Approvals.....................................16
         2.1.23.  Finder's Fee...............................................16
2.2.  Investment Representations of the Shareholder..........................16
         2.2.1.  Shareholder Investment Suitability and Related Matters......16
         2.2.2.  Key Shares Not Registered...................................16
         2.2.3.  Reliance on Representations.................................16
         2.2.4.  Investment Intent...........................................16
         2.2.5.  Permitted Resale............................................17
         2.2.6.  Restrictive Legend..........................................17

                                    ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF KEY AND WELLTECH...........................17
3.1.  Representations and Warranties of Key..................................17
         3.1.1.  Organization and Standing...................................17
         3.1.2.  Agreement Authorized and its Effect on Other Obligations....18
         3.1.3.  Capitalization..............................................18
         3.1.4.  Reports and Financial Statements............................18
         3.1.5.  Absence of Certain Changes and Events in Key................19
                  3.1.5.1.  Financial Change.................................19
                  3.1.5.2.  Other Material Changes...........................19
         3.1.6.  Key's Compliance with Other Laws............................19
         3.1.7.  Consents and Approvals......................................19
         3.1.8.  Finder's Fee................................................19
         3.1.9.  Investigations; Litigation..................................20
         3.1.10.  Retention of Brooks' Employees.............................20
3.2.  Representations and Warranties of WellTech.............................20
         3.2.1.  Organization and Standing...................................20
         3.2.2.  Agreement Authorized and its Effect on Other Obligations....20
         3.2.3.  Capitalization..............................................21
         3.2.4.  Consents and Approvals......................................21
         3.2.5.  Finder's Fee................................................21
3.3.  Other Representations and Warranties of Key and WellTech...............21
         3.3.1.  Control Prior to Merger.....................................21
         3.3.2.  Control Following Merger....................................21
         3.3.3.  No Plan to Reacquire........................................21
         3.3.4.  No Plan to Dispose..........................................21
         3.3.5.  Expenses....................................................22
         3.3.6.  Intercorporate Indebtedness.................................22
         3.3.7.  Investment Companies........................................22

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         3.3.8.  WellTech Stock..............................................22

                                    ARTICLE 4

OBLIGATIONS PENDING EFFECTIVE DATE...........................................22
4.1.  Agreements of Key and Brooks...........................................22
         4.1.1.  Maintenance of Present Business.............................22
         4.1.2.  Maintenance of Properties...................................22
         4.1.3.  Maintenance of Books and Records............................22
         4.1.4.  Compliance with Law.........................................22
         4.1.5.  Inspection of Each Merging Corporation......................22
         4.1.6.  Notice of Material Developments.............................23
4.2.  Additional Agreements of Brooks........................................23
         4.2.1.  Prohibition of Certain Employment Contracts.................23
         4.2.2.  Prohibition of Certain Loans................................24
         4.2.3.  Prohibition of Certain Commitments..........................24
         4.2.4.  Disposal of Assets..........................................24
         4.2.5.  Maintenance of Insurance....................................24
         4.2.6.  Acquisition Proposals.......................................24
         4.2.7.  No Amendment to Articles of Incorporation...................24
         4.2.8.  No Issuance, Sale, or Purchase of Securities................24
         4.2.9.  Prohibition on Dividends....................................25
         4.2.10.  Brooks' Employees..........................................25
4.3.  Additional Agreements of Key...........................................25
         4.3.1.  Issuance of Key Common Stock................................25
         4.3.2.  Listing of Key Stock........................................25
         4.3.3.  No Amendment to Articles of Incorporation...................25
         4.3.4.  Notice of Material Developments.............................25
         4.3.5.  Employee Benefits Plans.....................................25
         4.3.6.  Continuation of Historic Business of Brooks.................26

                                    ARTICLE 5

CONDITIONS PRECEDENT TO OBLIGATIONS..........................................26
5.1. Conditions Precedent to Obligations of Brooks...........................26
         5.1.1.  Representations and Warranties of Key and WellTech True at
                 Effective Date..............................................26
         5.1.2.  No Material Litigation......................................26
         5.1.3.  Opinion of Key Counsel......................................26
         5.1.4.  Listing of Key Common Stock.................................27
         5.1.5.  Consent of Certain Parties in Privity With Key and WellTech.27
5.2.  Conditions Precedent to Obligations of Key and WellTech................27
         5.2.1.  Representations and Warranties of Brooks True at Effective
                 Date........................................................27
         5.2.2.  No Material Litigation......................................27
         5.2.3.  Opinion of Counsel..........................................28
         5.2.4.  Consent of Certain Parties in Privity with Brooks or the
                 Shareholder.................................................28

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         5.2.5.  Termination of Certain Employees............................28
         5.2.6.  Environmental Assessments...................................28

                                    ARTICLE 6

TERMINATION AND ABANDONMENT..................................................29
6.1.  Termination............................................................29
         6.1.1.  By Mutual Consent...........................................29
         6.1.2.  By Key or WellTech Because of Failure to Perform Agreements or
                 Conditions Precedent........................................29
         6.1.3.  By Brooks or the Shareholder Because of Failure to Perform
                 Agreements or Conditions Precedent..........................29
         6.1.4.  By Key or WellTech or by the Shareholder or Brooks, Because of
                           Legal Proceedings.................................29
         6.1.5.  By Key or WellTech Because of a Material Adverse Change.....29
         6.1.6.  By the Shareholder or Brooks Because of a Material Adverse
                 Change......................................................29
         6.1.7.  By Key or WellTech, or by the Shareholder or Brooks, if Merger
                 not Effective December 31, 1996.............................30
6.2.  Effect of Termination..................................................30
6.3.  Waiver of Conditions...................................................30
6.4.  Expense on Termination.................................................30

                                    ARTICLE 7

ADDITIONAL AGREEMENTS .......................................................30
7.1.  Noncompetition.........................................................30
7.2.  Registration Rights....................................................31
         7.2.1.  Agreement to Register Resales...............................31
         7.2.2.  Effectiveness of Shelf Registration Statement...............31
         7.2.3.  Blue Sky Qualification......................................32
         7.2.4.  Registration Expenses.......................................32
         7.2.5.  Preparation; Reasonable Investigation.......................32
         7.2.6.  Rights Non-Transferable.....................................32
         7.2.7.  Undertaking to File Reports and Cooperate in Rule 144 and Rule
                 145 Transactions............................................32

7.2.8.  Additional Undertakings with Respect to Registration Rights..........33
                  7.2.8.1.  Delivery of Shelf Registration Statement and
                              Prospectus.....................................33
                  7.2.8.2.  Notice to the Shareholder........................33
                  7.2.8.3.  Incorporation of Information.....................33
                  7.2.8.4.  Delivery of Documents Incorporated by Reference..34
                  7.2.8.5.  Listing..........................................34
                  7.2.8.6.  Filing of Exchange Act Reports...................34
                  7.2.8.7.  Requests for Information by the Commission.......34
                  7.2.8.8.  Notes of Stop Orders.............................34
7.3.     Settling of Accounts................................................34

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         7.3.1.  Allocation of Accounts......................................34
         7.3.2.  Welfare Benefits; Long-Term Disability......................35
7.4.  Future Tax Returns.....................................................35
         7.4.1.  Filing of Tax Returns.......................................35
         7.4.2.  Tax Controversies...........................................36
7.5.  Continuation of Employment of Certain Brooks Personnel.................37
7.6.  Further Assurances.....................................................37

                                    ARTICLE 8

INDEMNIFICATION..............................................................37
8.1.  Indemnification by the Shareholder.....................................37
8.2.  Indemnification by Key.................................................38
8.3.  Indemnification Procedure..............................................38
8.4.  Limitation on Damages..................................................39
8.5.  Liability Exception....................................................39
8.6.  Exclusive Remedy.......................................................39
                                    ARTICLE 9

MISCELLANEOUS................................................................40
9.1.  Survival of Representations, Warranties and Covenants..................40
9.2.  Entirety...............................................................40
9.3.  Counterparts...........................................................40
9.4.  Notices and Waivers....................................................40
9.5.  Table of Contents and Captions.........................................41
9.6.  Successors and Assigns.................................................41
9.7.  Severability...........................................................41
9.8.  Applicable Law.........................................................41
9.9.  Public Announcements...................................................41
9.10.    Knowledge...........................................................39
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